MUNIYIELD
FLORIDA FUND



FUND LOGO



Annual Report

October 31, 2000


MuniYield Florida Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield
Florida Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIYIELD FLORIDA FUND


The Benefits and
Risks of
Leveraging


MuniYield Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



MuniYield Florida Fund, October 31, 2000


DEAR SHAREHOLDER


For the year ended October 31, 2000, the Common Shares of MuniYield Florida Fund earned $0.752 per share income dividends, which included earned and unpaid dividends of $0.064. This represents a net annualized yield of 5.46%, based on a month-end net asset value of $13.78 per share. During the same period, the total investment return on the Fund's Common Shares was +10.90%, based on a change in per share net asset value from $13.27 to $13.78, and assuming reinvestment of $0.753 per share income dividends.

For the six-month period ended October 31, 2000, the total investment return on the Fund's Common Shares was +7.47%, based on a change in per share net asset value from $13.25 to $13.78, and assuming reinvestment of $0.375 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Shares had an average yield of 4.39% for Series A and 4.16% for Series B.

The Municipal Market Environment
During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%--9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. During this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same twelve-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that during the next few months, US economic factors will most likely have a greater effect on bond yields than political considerations.

Portfolio Strategy
At the beginning of the six-month period ended October 31, 2000, we continued to gradually restructure the Fund to have a more neutral duration in an effort to temper portfolio volatility. In doing so, our focus was to increase coupon income with the purchase of current and premium-couponed issues in the 15-year - 20-year maturity range. We initially maintained this position into the period, but because of market appreciation the duration of the Fund was reduced below what we considered neutral. Also, because of reduced new issuance, we believed that it would be prudent to return duration to a slightly higher level. We focused on maintaining and/or increasing the amount of earned tax-exempt income, in part to offset the heightened level of short-term interest rates experienced by our leveraged portfolio. Despite the Fund's increased cost of borrowing, the leveraging of the portfolio remains an important income-generating vehicle for the Fund. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we anticipate that we will maintain our current fully invested position in an effort to enhance shareholder income. We believe that any increase in duration will likely generate incremental yield to shareholders with limited associated increase in price volatility.

In Conclusion
We thank you for your support of the MuniYield Florida Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



November 30, 2000



MuniYield Florida Fund, October 31, 2000


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 2000 were as follows:
                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    80.0%
AA/Aa                                       7.5
A/A                                         5.9
BBB/Baa                                     4.1
Other*                                      2.2


*Temporary investments in short-term municipal securities.



SCHEDULE OF INVESTMENTS                                                                                (in Thousands)
               S&P       Moody's   Face
STATE          Ratings   Ratings   Amount    Issue                                                             Value
Florida--96.7%  AAA      Aaa     $  7,650    Brevard County, Florida, IDR (NUI Corporation
                                             Project), AMT, 6.40% due 10/01/2024 (a)                         $ 8,059

                AAA      NR*          925    Broward County, Florida, HFA, Revenue Refunding
                                             Bonds (Home Mortgage), AMT, Series A, 7.35% due
                                             3/01/2023(d)(i)                                                     947

                A1+      Aaa          700    Capital Projects Finance Authority, Florida, Revenue Bonds
                                             (Florida Hospital Association--Capital Projects Loan),
                                             VRDN, Series A, 4.35% due 6/01/2028 (e)(g)                          700

                                             Citrus County, Florida, PCR, Refunding (Florida
                                             Power Company--Crystal River):
                A+       A1        13,700       Series A, 6.625% due 1/01/2027                                14,221
                AAA      Aaa        8,200       Series B, 6.35% due 2/01/2022 (b)                              8,490

                                             Dade County, Florida, Aviation Revenue Bonds, AMT,
                                             Series B (b):
                AAA      Aaa        1,000       6.55% due 10/01/2013                                           1,048
                AAA      Aaa        5,000       6.60% due 10/01/2022                                           5,230

                A1+      VMIG1++      200    Dade County, Florida, IDA, Exempt Facilities Revenue
                                             Refunding Bonds (Florida Power and Light Co.),
                                             VRDN, 4.60% due 6/01/2021 (g)                                       200

                AA-      Aa3        2,250    Dade County, Florida, IDA, Solid Waste Disposal
                                             Revenue Bonds (Florida Power and Light Company Project),
                                             AMT, 7.15% due 2/01/2023                                          2,306

                A1+      VMIG1++      200    Dade County, Florida, Water and Sewer System Revenue
                                             Bonds, VRDN, 4.25% due 10/05/2022 (c)(g)                            200

                NR*      Aaa        2,700    Duval County, Florida, HFA, S/F Mortgage Revenue
                                             Refunding Bonds, AMT, 6.20% due 4/01/2020 (b)(d)(i)               2,797

                NR*      Aaa        1,270    Escambia County, Florida, HFA, S/F Mortgage Revenue
                                             Bonds (Multi-County Program), AMT, Series A, 6.90%
                                             due 4/01/2020 (d)                                                 1,309

                                             Escambia County, Florida, HFA, S/F Mortgage Revenue
                                             Refunding Bonds, AMT (d):
                AAA      Aaa        5,805       7% due 4/01/2028 (i)                                           6,135
                NR*      Aaa        3,925       Series A, 7.40% due 10/01/2023 (h)                             4,021

                NR*      Aaa        9,000    Escambia County, Florida, Health Facilities Authority,
                                             Health Facility Revenue Bonds (Florida Health Care
                                             Facility Loan), 5.95% due 7/01/2020 (a)                           9,356

                BBB+     Baa1       8,295    Escambia County, Florida, PCR (Champion International
                                             Corporation Project), AMT, 6.90% due 8/01/2022                    8,551

                AAA      Aaa        1,650    Florida Housing Finance Corporation, Homeowner Mortgage
                                             Revenue Refunding Bonds, AMT, Series 4, 6.25% due
                                             7/01/2022 (e)                                                     1,709




Portfolio
Abbreviations


To simplify the listings of MuniYield Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax
         (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
VRDN     Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS (continued)                                                                   (in Thousands)
               S&P       Moody's   Face
STATE          Ratings   Ratings   Amount    Issue                                                             Value
Florida         NR*      Aaa     $  2,500    Florida Housing Finance Corporation, Housing Revenue
(continued)                                  Bonds (Augustine Club Apartments), Series D-1, 5.75%
                                             due 10/01/2030 (b)                                              $ 2,475

                                             Florida State Board of Education, Capital Outlay,
                                             GO, Series A:
                AA+      Aa2        1,220       6% due 1/01/2014                                               1,313
                AAA      Aaa        1,000       (Public Education), 6.10% due 6/01/2004 (f)                    1,062

                AAA      Aaa        1,000    Florida State Board of Education, Lottery Revenue
                                             Bonds, Series A, 6% due 7/01/2014 (c)                             1,080

                AA+      Aa2        1,800    Florida State Board of Education, Public Education, GO,
                                             Refunding, 6.40% due 6/01/2019                                    1,862

                AAA      Aaa        9,000    Florida State Department of Environmental Protection,
                                             Preservation Revenue Bonds, Series A, 5.75% due 7/01/2013 (c)     9,552

                AA+      Aa2        5,600    Florida State, GO, Refunding (Department of
                                             Transportation-Right of Way), Series A, 5% due 7/01/2028          5,095

                AAA      Aaa        4,500    Fort Myers, Florida, Improvement Revenue Refunding
                                             Bonds, Series A, 5% due 12/01/2022 (a)                            4,204

                AAA      Aaa        4,000    Greater Orlando Aviation Authority, Florida, Orlando
                                             Airport Facilities Revenue Bonds, AMT, Series A, 6.50%
                                             due 10/01/2012 (c)                                                4,192

                AAA      Aaa        8,000    Hillsborough County, Florida, Court Facilities
                                             Revenue Bonds, 5.40% due 5/01/2030 (a)                            7,803

                AAA      Aaa        1,000    Hillsborough County, Florida, IDA, Revenue Refunding
                                             Bonds (Allegany Health System--J. Knox Village), 6.375%
                                             due 12/01/2003 (b)(f)                                             1,037

                                             Hillsborough County, Florida, Utility Revenue
                                             Refunding Bonds,:
                BBB+     A3         1,245       Series A, 7% due 8/01/2014                                     1,287
                AAA      Aaa        2,000       Series B, 6.50% due 8/01/2016 (e)                              2,066

                                             Jacksonville, Florida, Electric Authority, Electric
                                             System Revenue Bonds, Series 3-C:
                AA       Aa2        4,000       5.50% due 10/01/2030                                           3,914
                AA       Aa2        3,500       5.625% due 10/01/2035                                          3,434

                                             Jacksonville, Florida, Health Facilities Authority,
                                             Hospital Revenue Refunding Bonds:
                NR*      VMIG1++    4,400       (Genesis Rehabilitation Hospital), VRDN, 4.60%
                                                due 5/01/2021 (g)                                              4,400
                AA+      NR*        2,000       (Saint Luke's Hospital Association Project),
                                                7.125% due 11/15/2020                                          2,081

                NR*      Baa2         345    Jacksonville, Florida, Health Facilities Authority,
                                             IDR (National Benevolent--Cypress Village), Series A,
                                             6.125% due 12/01/2016                                               313

                AAA      Aaa        3,730    Lakeland, Florida, Electric and Water Revenue
                                             Refunding Bonds, Series A, 5% due 10/01/2028 (b)                  3,396

                AAA      Aaa        3,500    Lakeland, Florida, Hospital System Revenue Bonds
                                             (Lakeland Regional Health System), Series A, 5.50%
                                             due 11/15/2026 (b)                                                3,429

                NR*      Aaa          700    Lee County, Florida, HFA, S/F Mortgage Revenue Bonds
                                             (Multi-County Program), Series A-1, 7.125% due
                                             3/01/2028 (d)(i)                                                    765

                AAA      Aaa        4,000    Lee County, Florida, Solid Waste System Revenue Bonds,
                                             AMT, Series A, 6.50% due 10/01/2013 (b)                           4,137

                AAA      NR*        1,420    Leon County, Florida, HFA, S/F Mortgage Revenue Bonds
                                             (Multi-County Program), AMT, Series B, 7.30% due
                                             1/01/2028 (d)(j)                                                  1,567

                NR*      Aaa        2,140    Manatee County, Florida, HFA, S/F Mortgage Revenue
                                             Bonds, AMT, Sub-Series 2, 7.75% due 5/01/2026 (d)(j)              2,222

                A1+      VMIG1++      400    Martin County, Florida, PCR, Refunding (Florida Power &
                                             Light Company Project), VRDN, 4.65% due 7/15/2022 (g)               400

                AAA      Aaa        3,145    Miami Beach, Florida, Stormwater Revenue Bonds, 5.375%
                                             due 9/01/2030                                                     3,060

                AAA      Aaa        3,000    Miami Beach, Florida, Water and Sewer Revenue Bonds,
                                             5.75% due 9/01/2025 (a)                                           3,075

                AAA      Aaa        1,750    Miami-Dade County, Florida, Educational Facilities
                                             Authority Revenue Bonds (University of Miami),
                                             Series A, 5.75% due 4/01/2029 (a)                                 1,785

                AAA      Aaa       16,000    Miami-Dade County, Florida, Expressway Authority,
                                             Toll System Revenue Bonds, 6.375% due 7/01/2029 (c)              17,472

                NR*      Aaa        2,150    Miami-Dade County, Florida, HFA, Home Ownership
                                             Mortgage Revenue Refunding Bonds, AMT, Series A-1,
                                             6.30% due 10/01/2020 (d)(i)                                       2,254

                AAA      Aaa        2,325    Miami-Dade County, Florida, IDA, IDR (BAC Funding
                                             Corporation Project), Series A, 5.375% due 10/01/2030 (a)         2,263

                AAA      Aaa        3,200    Miami-Dade County, Florida, School Board, COP,
                                             Series A, 5.50% due 10/01/2020 (e)                                3,209

                BBB-     Baa2       2,890    Nassau County, Florida, PCR, Refunding (ITT Rayonier
                                             Inc. Project), 6.20% due 7/01/2015                                2,786

                NR*      Aaa       10,500    Orange County, Florida, School Board, COP, Series A,
                                             5.25% due 8/01/2023 (b)                                          10,069

                AAA      Aaa        2,830    Orange County, Florida, Tourist Development Tax
                                             Revenue Bonds, Series B, 4.75% due 10/01/2024 (a)                 2,483

                AAA      Aaa       11,000    Orlando and Orange County, Florida, Expressway
                                             Authority, Expressway Revenue Refunding Bonds,
                                             Junior Lien, 5% due 7/01/2021 (c)                                10,306

                AAA      Aaa        3,390    Palm Beach County, Florida, Criminal Justice Facilities
                                             Revenue Bonds, 7.20% due 6/01/2015 (c)                            4,107

                NR*      Aaa        1,390    Palm Beach County, Florida, HFA, S/F Mortgage
                                             Revenue Refunding Bonds, AMT, Series A, 6.80% due
                                             10/01/2027 (d)(i)                                                 1,450

                AAA      Aaa        6,000    Palm Beach County, Florida, School Board, COP, Series A,
                                             6.25% due 8/01/2025 (c)                                           6,467

                AAA      NR*        1,000    Peace River/Manasota, Florida, Regional Water Supply
                                             Authority Revenue Bonds (Peace River Option Project),
                                             Series A, 5% due 10/01/2023 (b)                                     930

                                             Pinellas County, Florida, HFA, S/F Housing Revenue
                                             Refunding Bonds (Multi-County Program),
                                             AMT, Series A-1 (d)(i):
                NR*      Aaa        2,060       6.30% due 9/01/2020                                            2,148
                NR*      Aaa        3,150       6.35% due 9/01/2025                                            3,280

                A1+      VMIG1++      300    Pinellas County, Florida, Health Facilities
                                             Authority, Revenue Refunding Bonds (Pooled Hospital Loan
                                             Program), DATES, 4.55% due 12/01/2015 (a)(g)                        300

                AAA      Aaa        1,200    Port Everglades Authority, Florida, Port Revenue Bonds,
                                             7.125% due 11/01/2016 (k)                                         1,413

                AA       NR*        1,000    Saint Lucie County, Florida, Special Assessment
                                             (South Hutchinson Island), 6.20%due 11/01/2005 (f)                1,087

                                             Saint Petersburg, Florida, Health Facilities Authority
                                             Revenue Bonds (b)(f):
                AAA      Aaa        2,000       (Allegany Health System), Series A, 7% due 12/01/2001          2,088
                AAA      Aaa        1,550       (Allegany Health System--Saint Anthony's), 6.75%
                                                due 12/01/2003                                                 1,616

                AAA      Aaa       20,000    Sarasota County, Florida, Public Hospital Board,
                                             Revenue Refunding Bonds (Sarasota Memorial Hospital),
                                             Series B, 5.50% due 7/01/2028 (b)                                20,012

                AAA      Aaa        7,145    Tallahassee, Florida, Energy System Revenue Refunding
                                             Bonds, Series A, 4.75% due 10/01/2026 (e)                         6,236


SCHEDULE OF INVESTMENTS (concluded)                                                                   (in Thousands)
               S&P       Moody's   Face
STATE          Ratings   Ratings   Amount    Issue                                                             Value
Florida         AAA      Aaa     $  5,000    Tampa Bay, Florida, Water Utility System Revenue
(concluded)                                  Bonds, 5.75% due 10/01/2029 (c)                                 $ 5,097

                AAA      Aaa        2,015    Tampa Bay, Florida, Water Utility System Revenue
                                             Refunding Bonds, Series A, 4.75% due 10/01/2027 (c)               1,756

                AAA      Aaa        2,520    Village Center Community Development District,
                                             Florida, Recreational Revenue Refunding Bonds,
                                             Series A, 5% due 11/01/2021 (b)                                   2,331

                AAA      Aaa        5,000    Volusia County, Florida, School Board, COP (Master
                                             Lease Program), 5.50% due 8/01/2024 (e)                           4,973

Illinois--1.0%  AAA      Aaa        3,000    Chicago, Illinois, Skyway Toll Bridge Revenue Bonds,
                                             5.50% due 1/01/2031 (a)                                           2,914

Ohio--1.6%      AAA      Aaa        4,870    Hamilton County, Ohio, Sales Tax Revenue Bonds
                                             (Hamilton County Football Project) Series B, 5%
                                             due 12/01/2027 (b)                                                4,444

Puerto Rico     A-       Baa1       1,000    Puerto Rico Electric Power Authority, Power Revenue
--0.4%                                       Bonds, Series T, 6% due 7/01/2016                                 1,042

                Total Investments (Cost--$273,333)--99.7%                                                    280,818

                Other Assets Less Liabilities--0.3%                                                              959
                                                                                                            --------
                Net Assets--100.0%                                                                          $281,777
                                                                                                            ========


(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)GNMA Collateralized.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(h)FHA Insured.
(i)FNMA Collateralized.
(j)FHLMC Collateralized.
(k)Escrowed to maturity.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 2000
Assets:             Investments, at value (identified cost--$273,333,122)                                   $280,817,897
                    Cash                                                                                          63,184
                    Receivables:
                      Interest                                                             $  4,211,689
                      Securities sold                                                           135,852        4,347,541
                                                                                           ------------
                    Prepaid expenses and other assets                                                              8,421
                                                                                                            ------------
                    Total assets                                                                             285,237,043
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    3,068,466
                      Investment adviser                                                        114,862
                      Dividends to shareholders                                                 109,263        3,292,591
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       167,322
                                                                                                            ------------
                    Total liabilities                                                                          3,459,913
                                                                                                            ------------

Net Assets:         Net assets                                                                              $281,777,130
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares authorized):
                      Preferred Shares, par value $.05 per share
                      (3,800 shares of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 95,000,000
                      Common Shares, par value $.10 per share
                    (13,551,880 shares issued and outstanding)                             $  1,355,188
                    Paid-in capital in excess of par                                        194,722,659
                    Undistributed investment income--net                                      1,520,146
                    Accumulated realized capital losses on investments--net                 (14,162,273)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                                (4,143,365)
                    Unrealized appreciation on investments--net                               7,484,775
                                                                                           ------------
                    Total--Equivalent to $13.78 net asset value per
                    Common Share (market price--$11.3125)                                                    186,777,130
                                                                                                            ------------
                    Total capital                                                                           $281,777,130
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


MuniYield Florida Fund, October 31, 2000


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2000
Investment          Interest and amortization of premium and discount earned                                $ 14,112,454
Income:

Expenses:           Investment advisory fees                                               $  1,229,708
                    Reorganization expenses                                                     336,616
                    Commission fees                                                             215,620
                    Accounting services                                                         109,553
                    Transfer agent fees                                                          69,232
                    Professional fees                                                            68,190
                    Printing and shareholder reports                                             32,376
                    Trustees' fees and expenses                                                  23,633
                    Listing fees                                                                 20,954
                    Custodian fees                                                               18,562
                    Pricing fees                                                                 11,402
                    Other                                                                        16,299
                                                                                           ------------
                    Total expenses                                                                             2,152,145
                                                                                                            ------------
                    Investment income--net                                                                    11,960,309
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (6,702,873)
Unrealized          Change in unrealized appreciation/depreciation
Gain (Loss) on      on investments--net                                                                       15,868,742
Investments--Net:                                                                                           ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 21,126,178
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                        For the
                                                                                                      Year Ended
                                                                                                     October 31,
                    Increase (Decrease) in Net Assets:                                        2000               1999
Operations:         Investment income--net                                                 $ 11,960,309     $  7,875,848
                    Realized loss on investments--net                                        (6,702,873)      (2,918,975)
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                      15,868,742      (12,289,488)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                          21,126,178       (7,332,615)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (8,726,459)      (6,647,197)
Shareholders:         Preferred Shares                                                       (3,394,446)      (1,292,082)
                    In excess of realized gain on investments--net:
                      Common Shares                                                                  --       (3,415,385)
                      Preferred Shares                                                               --         (727,980)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (12,120,905)     (12,082,644)
                                                                                           ------------     ------------

Capital Share       Proceeds from issuance of Common Shares resulting
Transactions:       from reorganization                                                      71,721,673               --
                    Proceeds from issuance of Preferred Shares resulting
                    from reorganization                                                      40,000,000               --
                    Value of shares issued to Common Shareholders in reinvestment
                    of dividends and distributions                                                   --        1,010,683
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital
                    share transactions                                                      111,721,673        1,010,683
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 120,726,946      (18,404,576)
                    Beginning of year                                                       161,050,184      179,454,760
                                                                                           ------------     ------------
                    End of year*                                                           $281,777,130     $161,050,184
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,520,146     $  1,344,126
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniYield Florida Fund, October 31, 2000


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                           2000       1999        1998        1997         1996
Per Share           Net asset value, beginning of year         $   13.27  $   15.70   $   15.59   $   15.23    $   15.07
Operating                                                      ---------  ---------   ---------   ---------    ---------
Performance:        Investment income--net                           .95        .98        1.10        1.13         1.13
                    Realized and unrealized gain (loss)
                    on investments--net                              .59      (1.90)        .34         .41          .17
                                                               ---------  ---------   ---------   ---------    ---------
                    Total from investment operations                1.54       (.92)       1.44        1.54         1.30
                                                               ---------  ---------   ---------   ---------    ---------
                    Less dividends and distributions to
                    Common Shareholders:
                      Investment income--net                        (.75)      (.83)       (.86)       (.89)        (.90)
                      Realized gain on investments--net               --         --        (.22)       (.04)          --
                      In excess of realized gain on
                      investments--net                                --       (.43)         --          --           --
                                                               ---------  ---------   ---------   ---------    ---------
                    Total dividends and distributions to
                    Common Shareholders                             (.75)     (1.26)      (1.08)       (.93)        (.90)
                                                               ---------  ---------   ---------   ---------    ---------
                    Effect of Preferred Share
                    activity:++++
                      Dividends and distributions to
                      Preferred Shareholders:
                        Investment income--net                      (.28)      (.16)       (.19)       (.24)        (.24)
                        Realized gain on investments--net             --         --        (.06)       (.01)          --
                        In excess of realized gain on
                        investments--net                              --       (.09)         --          --           --
                                                               ---------  ---------   ---------   ---------    ---------
                    Total effect of Preferred Share
                    activity                                        (.28)      (.25)       (.25)       (.25)        (.24)
                                                               ---------  ---------   ---------   ---------    ---------
                    Net asset value, end of year               $   13.78  $   13.27   $   15.70   $   15.59    $   15.23
                                                               =========  =========   =========   =========    =========
                    Market price per share, end of year        $ 11.3125  $   11.75   $   16.00   $   15.50    $   14.50
                                                               =========  =========   =========   =========    =========

Total Investment    Based on market price per share                2.82%   (19.96%)      10.66%      13.76%       15.29%
Return:*                                                       =========  =========   =========   =========    =========
                    Based on net asset value per share            10.90%    (7.88%)       7.96%       8.93%        7.47%
                                                               =========  =========   =========   =========    =========

Ratios Based on     Total expenses, excluding
Average Net         reorganization expenses**                      1.12%      1.12%       1.04%       1.09%        1.08%
Assets of                                                      =========  =========   =========   =========    =========
Common Shares:      Total expenses**                               1.33%      1.12%       1.04%       1.09%        1.08%
                                                               =========  =========   =========   =========    =========
                    Total investment income--net**                 7.39%      6.73%       7.09%       7.32%        7.46%
                                                               =========  =========   =========   =========    =========
                    Amount of dividends to
                    Preferred Shareholders                         2.10%      1.10%       1.25%       1.50%        1.61%
                                                               =========  =========   =========   =========    =========
                    Investment income--net, to
                    Common Shareholders                            5.29%      5.63%       5.84%       5.82%        5.85%
                                                               =========  =========   =========   =========    =========

Ratios Based on     Total expenses, excluding
Total Average Net   reorganization expenses                         .74%       .76%        .72%        .75%         .74%
Assets:**++                                                    =========  =========   =========   =========    =========
                    Total expenses                                  .87%       .76%        .72%        .75%         .74%
                                                               =========  =========   =========   =========    =========
                    Total investment income--net                   4.85%      4.58%       4.90%       5.04%        5.11%
                                                               =========  =========   =========   =========    =========

Ratios Based on     Dividends to Preferred Shareholders            4.02%      2.36%       2.78%       3.30%        3.48%
Average Net                                                    =========  =========   =========   =========    =========
Assets of
Preferred Shares:

Supplemental        Net assets, net of Preferred Shares,
Data:               end of year (in thousands)                  $186,777   $106,050    $124,455    $122,731     $119,704
                                                               =========  =========   =========   =========    =========
                    Preferred Shares outstanding,
                    end of year (in thousands)                  $ 95,000   $ 55,000    $ 55,000    $ 55,000     $ 55,000
                                                               =========  =========   =========   =========    =========
                    Portfolio turnover                            51.06%     97.73%      92.25%     107.09%      119.29%
                                                               =========  =========   =========   =========    =========

Leverage:           Asset coverage per $1,000                   $  2,966   $  2,928    $  3,263    $  3,231     $  3,176
                                                               =========  =========   =========   =========    =========

Dividends Per       Series A--Investment income--net            $  1,006   $    587    $    696    $    826     $    869
Share on                                                       =========  =========   =========   =========    =========
Preferred Shares    Series B--Investment income--net            $    738         --          --          --           --
Outstanding:++++                                               =========  =========   =========   =========    =========


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                  **Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Includes Common and Preferred Shares average net assets.
                ++++The Fund's Preferred Shares were issued on April 10, 1992
                    (Series A) and February 7, 2000 (Series B).

                    See Notes to Financial Statements.



MuniYield Florida Fund, October 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MYF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $336,616 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $12,202 has been reclassified between accumulated net realized capital losses paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $237,826,965 and $118,172,676, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:


                                    Realized     Unrealized
                                     Losses        Gains

Long-term investments            $ (6,333,425)  $  7,484,775
Financial futures contracts          (369,448)            --
                                 ------------   ------------
Total                            $ (6,702,873)  $  7,484,775
                                 ============   ============

As of October 31, 2000, unrealized appreciation for Federal income tax purposes aggregated $7,484,775, of which $8,913,862 related to appreciated securities and $1,429,087 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $273,333,122.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the year ended October 31, 2000 increased by 5,558,038 as a result of issuance of Common Shares from reorganization. Shares issued and outstanding during the year ended October 31, 1999, increased by 65,627 as a result of dividend reinvestment.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields ineffect at October 31, 2000 were as follows: Series A, 4.10% and Series B, 4.13%.


MuniYield Florida Fund, October 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)

Shares issued and outstanding during the year ended October 31, 2000, increased by 1,600 as a result of issuance of Preferred Shares from reorganization. Shares issued and outstanding during the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $106,003 as commissions.

5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carry-forward of approximately $16,978,000,of which $472,000 expires in 2001, $2,254,000 expires in 2002, $3,199,000 expires in 2006, $4,017,000 expires in 2007 and $7,036,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:
On February 7, 2000, the Fund acquired all of the net assets of MuniVest Florida Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 5,988,782 Common Shares and 1,600 AMPS of MuniVest Florida Fund for 5,558,038 Common Shares and 1,600 AMPS of the Fund. MuniVest Florida Fund's net assets on that date of $111,721,673, including $5,378,970 of unrealized depreciation and $6,844,963 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $269,875,223.

7. Subsequent Event:
On November 8, 2000, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.063951 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
MuniYield Florida Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Florida Fund as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Florida Fund as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 4, 2000
</AUDIT-REPORT>


MuniYield Florida Fund, October 31, 2000


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Florida Fund during its taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.



OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
The Bank of New York
100Church Street
New York, NY 10286
NYSE Symbol
MYF